SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

          Filed by the Registrant / /
          Filed by a Party other than the Registrant /X/

          Check the appropriate box:

          / / Preliminary Proxy Statement

          / / Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))

          / / Definitive Proxy Statement

          /X/ Definitive Additional Materials

          / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 CONRAIL INC.

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         NORFOLK SOUTHERN CORPORATION

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

          Payment of Filing Fee (Check the appropriate box):

          /X/ No fee required.

          / / Fee computed on table below per Exchange Act Rules
              14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of
              transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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          / / Fee paid previously with preliminary materials.

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

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          January 1997

          [NORFOLK SOUTHERN LOGO]

          NORFOLK SOUTHERN
          SHAREHOLDER PRESENTATION


          NORFOLK SOUTHERN IS OFFERING CONRAIL SHAREHOLDERS SUPERIOR VALUE

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          NORFOLK SOUTHERN OFFER

          *    Nominal value of $115.00 per share1

          *    8.4BN total value2

          *    No equity risk - all cash

          *    No synergy risk - all cash

          *    Immediate value

          CSX OFFER

          *    Nominal value of $97.62 per share3

          *    $7.0BN total value2

          *    Equity risk - 75% common and convertible stock

          *    Trading discount risk - convertible stock

          *    Synergy risk - 75% common and convertible stock


          ------------------
          1    Represents premium of 18% over CSX's offer

          2    For remaining shares (not already owned by CSX)

          3    Based on 25% cash/75% stock, reflects CSX 1/6/97
               closing price of $41.75


          CSX'S OFFER - MUCH LESS VALUE, REALLY HOSTILE TO SHAREHOLDERS

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          MUCH LESS VALUE

                                                       EARLIEST
                                       VALUE         RECEIPT DATE
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           CSX common                  $77.50 1     Spring 1997(?)
           ($41.75 x 1.85619)

           Convertible preferred       $16.00 2     Spring 1997(?)
                                       ------
                                       $93.50
                                        x .75
                                       ------
           75% equity component        $70.12

           25% cash component          $27.50      January 1997
           ($110 x 25%)                ------

           Nominal consideration       $97.62
           per Conrail share           ======


          REALLY HOSTILE

          *    Hostile approach - coercive bid

          *    Hostile structure - multi-tier, front-end loaded

          *    Hostile currency with uncertain value for 75% of the bid

          *    Terms of convertible preferred are not defined
               (i.e., mystery stock)

          * Subjects Conrail shareholders to unnecessary equity market risks

          -----------------
          1    Based on CSX 1/6/97 closing price of $41.75

          2    Theoretical value


          CSX'S OFFER EXPOSES SHAREHOLDERS TO SIGNIFICANT EQUITY
          RISK FOR MOST OF THE CONSIDERATION RECEIVED

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                           Assumed         Resultant     NS premium
           Assumed CSX     convertible     blended       to CSX offer
           stock value     value1          value         value
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              $43.00       $16.00(?)       $99.36        15.7%

              $42.50       $16.00(?)       $98.67        16.6%

              $42.00       $16.00(?)       $97.97        17.4%

              $41.50       $16.00(?)       $97.27        18.2%

              $41.00       $16.00(?)       $96.58        19.1%

              $40.50       $16.00(?)       $95.88        19.9%

              $40.00       $16.00(?)       $95.19        20.8%

              $39.50       $16.00(?)       $94.49        21.7%

              $39.00       $16.00(?)       $93.79        22.6%


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          1    Convertible stock, theoretically worth $16 per
               share, will be received for 75% of the Conrail shares currently outstanding and not owned by CSX. This convertible preferred is likely to trade at a significant discount to par.


          SUMMARY OF THE CSX OFFER

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          THE CSX OFFER TO CONRAIL SHAREHOLDERS

          *    Provides less value

          *    Includes CSX stock subject to market risks

               -    Equity market fluctuations
               -    Bears risk of regulatory approval
               -    Bears risks of realization of promised synergies

          *    Includes undefined convertible preferred stock
               -    Uncertain value prior to acquisition
               -    Market risk after acquisition

          * Requires CSX shareholder approval of a dilutive transaction

          * Seeks to preclude Conrail shareholders from accepting a superior all-cash offer

          * Provides an undesirable template for other coercive merger transactions


          A VOTE AGAINST WILL INCREASE THE VALUE OF YOUR CONRAIL SHARES

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          A VOTE AGAINST THE PROPOSED CSX TRANSACTION WILL

          1.   FORCE CSX TO INCREASE ITS BID FOR CONRAIL AGAIN

                                      OR

          2. FORCE THE CONRAIL BOARD TO ACCEPT NORFOLK SOUTHERN'S SUPERIOR ALL-CASH $115 OFFER FOR ALL CONRAIL SHARES


          CONRAIL SHAREHOLDERS SHOULD VOTE AGAINST:

          1. Opting out of the Pennsylvania statute requiring fair value for all shareholders, and

          2.   Allowing Conrail management to adjourn the meeting
               (if it appears that the vote will be unfavorable)